                       SUPPLEMENT DATED FEBRUARY 27, 1998
                     TO PROSPECTUS DATED FEBRUARY 28, 1997

                           NATIONWIDE FAMILY OF FUNDS
                                -- GROWTH FUND
                                -- FUND
                                -- BOND FUND
                                -- MONEY MARKET FUND
                                -- U.S. GOVERNMENT INCOME FUND
                                -- TAX-FREE INCOME FUND

  1) The date at the top of page 2 of the Prospectus is hereby amended to read "February 27, 1998."

  2) Nationwide Investing Foundation ("NIF") and Nationwide Investing Foundation II ("NIF II") have entered into an Agreement and Plan of Reorganization, dated November 24, 1997 (collectively the "Plan"), with Nationwide Investing Foundation III ("NIF III"), an Ohio business trust; on February 16, 1998, shareholders of each series of both NIF and NIF II approved the Plan. Pursuant to the Plan and as listed in the chart below, a series of NIF III (each, an "Acquiring Fund") will acquire all of the assets of each current series of NIF and NIF II (each, a "Fund") in exchange for the assumption of all of the Fund's liabilities and a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the Fund's net assets (the transactions which have been approved by shareholders are hereafter referred as the "Reorganization"). The Plan also requires the distribution of the shares of the Acquiring Fund received to the shareholders of each of the Funds. For each of the Funds, except the NIF Money Market Fund, the shareholders will receive Class D shares of the Acquiring Fund. The shareholders of the NIF Money Market Fund will receive shares of the NIF III Money Market Fund which are without class designation.

--------------------------------------------------------------------------------

THE ACQUIRING FUNDS (NIF III)                          THE FUNDS
-----------------------------                          ---------
Nationwide Growth Fund                                 Nationwide Growth Fund of NIF
Nationwide Fund                                        Nationwide Fund of NIF
Nationwide Bond Fund                                   Nationwide Bond Fund of NIF
Nationwide Tax-Free Income Fund                        Nationwide Tax-Free Income Fund of NIF II
Nationwide Intermediate                                Nationwide U.S. Government Income Fund of NIF II
  U. S. Government Bond Fund
Nationwide Money Market Fund                           Nationwide Money Market Fund of NIF

--------------------------------------------------------------------------------

  Completion of the Reorganization is planned for on or about May 9, 1998; however, the Reorganization may be effected on such earlier or later date as may be determined. When the Reorganization is completed, all shareholders will receive a new prospectus for the Acquiring Funds of NIF III.

  3) The first sentence in the second paragraph in the left hand column on page 2 of the Prospectus is hereby amended to read as follows: "Statements of Additional Information dated February 27, 1998, incorporated herein by reference and containing further information about the Funds, have been filed with the Securities and Exchange Commission.

  4) The second sentence in the second paragraph in the left hand column on page 3 of the Prospectus is deleted and replaced with the following:

  The expenses and fees in the following table and the example that follows are based on actual fees and expenses incurred for the fiscal year ended October 31, 1997:

  5) The information under the heading "SUMMARY OF FUND EXPENSES -- ANNUAL FUND OPERATING
EXPENSES" on page 3 of the Prospectus is deleted in its entirety and is replaced with the following:

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS, AFTER EXPENSE REIMBURSEMENTS)

                                                                        TAX-FREE    U.S. GOV'T    MONEY
                                              GROWTH    FUND    BOND     INCOME       INCOME      MARKET
                                              ------    ----    ----    --------    ----------    ------
Management Fees                                0.50%    0.50%   0.50%     0.65%        0.65%       0.45%*
12b-1 Fees                                        0%      0%      0%      0.20%+       0.20%+         0%
Other Expenses                                 0.14%    0.10%   0.22%     0.11%        0.21%       0.14%
                                               ----     ----    ----      ----         ----        ----
Total Fund Operating Expenses                  0.64%    0.60%   0.72%     0.96%+       1.06%+      0.59%*
                                               ====     ====    ====      ====         ====        ====

+ For the Tax-Free and U.S. Government Income Funds, the distributor will charge a 12b-1 fee of .20% rather than the .35% allowed and waive the remaining .15% until further written notice.

* The investment manager will waive .05% of the .50% management fee until further written notice.

EXAMPLE:

  The following example illustrates the expenses you would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual return, (2) redemption at the end of each time period, and (3) payment of the maximum applicable sales charge. Contingent deferred sales charges apply to redemptions of shares held 5 years or less in the Tax-Free and U.S. Government Income Funds. For more information see page 18.

                                                             TAX-FREE       U.S. GOV'T     MONEY
                                 GROWTH    FUND    BOND       INCOME          INCOME       MARKET
                                 ------    ----    ----    ------------    ------------    ------
1 Year                            $ 51     $ 51    $ 52    $ 60    $ 10*   $ 61    $ 11*    $ 6
3 Years                           $ 65     $ 63    $ 67    $ 61    $ 31*   $ 64    $ 34*    $19
5 Years                           $ 79     $ 77    $ 83    $ 63    $ 53*   $ 69    $ 59*    $33
10 Years                          $121     $117    $130    $118    $118*   $131    $131*    $74

* Tax-Free Income and U.S. Government Income expenses assuming no redemption.

  The expenses and fees in the following table and example that follows have been restated to reflect fees shareholders of the Funds' will bear after completion of the Reorganization:

SHAREHOLDER TRANSACTION EXPENSES

                                                                       TAX-FREE    U.S. GOV'T    MONEY
                                             GROWTH    FUND    BOND     INCOME       INCOME      MARKET
                                             ------    ----    ----    --------    ----------    ------
Maximum Sales Charge Imposed on Purchase       4.5%     4.5%    4.5%      4.5%         4.5%       None
Maximum Contingent Deferred Sales Charge on
  Redemptions                                 None     None    None      None         None        None
Maximum Sales Charge Imposed on Reinvested
  Dividends                                   None     None    None      None         None        None
Redemption Fees                               None     None    None      None         None        None
Exchange Fees                                 None     None    None      None         None        None

ANNUAL FUND OPERATING EXPENSES
     (AS A PERCENTAGE OF NET ASSETS)

                                                                       TAX-FREE    U.S. GOV'T    MONEY
                                             GROWTH    FUND    BOND     INCOME       INCOME      MARKET
                                             ------    ----    ----    --------    ----------    ------
Management Fees                               0.58%    0.57%   0.50%     0.50%        0.50%       0.40%
12b-1 Fees                                    None     None    None      None         None        None
Other Expenses                                0.20%    0.15%   0.29%     0.19%        0.29%       0.20%
                                              ----     ----    ----      ----         ----        ----
Total Fund Operating Expenses                 0.78%    0.72%   0.79%     0.69%        0.79%       0.60%
                                              ====     ====    ====      ====         ====        ====

EXAMPLE:

  The following example illustrates the expense you would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual return, (2) redemption at the end of each time period, and (3) payment of the maximum applicable sales charge. There are no contingent deferred sales charges imposed on Class D or Money Market shares of NIF III.

                                                                       TAX-FREE    U.S. GOV'T    MONEY
                                             GROWTH    FUND    BOND     INCOME       INCOME      MARKET
                                             ------    ----    ----    --------    ----------    ------
1 Year                                        $ 53     $ 52    $ 53      $ 52         $ 53        $ 6
3 Years                                       $ 69     $ 67    $ 69      $ 66         $ 69        $19
5 Years                                       $ 86     $ 83    $ 87      $ 82         $ 87        $33
10 Years                                      $137     $130    $138      $128         $138        $75

  The above examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

  6) The information under "FINANCIAL HIGHLIGHTS" on pages 4 and 5 of the Prospectus is hereby updated as to each Fund for the fiscal year ended October 31, 1997 with the following:

                              FINANCIAL HIGHLIGHTS
     (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1997)

                                                                         TAX-FREE   U.S. GOV'T    MONEY
                                       GROWTH       FUND        BOND      INCOME      INCOME      MARKET
                                      --------   ----------   --------   --------   ----------   --------
Net Asset Value -- Beginning of
  Period                              $  13.34   $    20.41   $   9.34   $  10.24    $ 10.04     $   1.00
                                      --------   ----------   --------   --------    -------     --------
Net investment Income                      .12          .31        .60        .50        .59          .05
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                          3.94         7.44        .15        .27        .27           --
                                      --------   ----------   --------   --------    -------     --------
Total from investment operations          4.06         7.75        .75        .77        .86          .05
                                      --------   ----------   --------   --------    -------     --------
Dividends from net investment Income      (.12)        (.31)      (.60)      (.50)      (.59)        (.05)
Distributions from net realized
  gains from investment transactions      (.96)       (1.28)        --         --         --           --
                                      --------   ----------   --------   --------    -------     --------
Total distributions                      (1.08)       (1.59)      (.60)      (.50)      (.59)        (.05)
                                      --------   ----------   --------   --------    -------     --------
Net Asset Value -- End of Period      $  16.32   $    26.57   $   9.49   $  10.51    $ 10.31     $   1.00
Total Return (excluding sales
  charge)                                32.12%       40.17%      8.33%      7.72%      8.86%        5.07%
Expenses to average net assets             .64%         .60%       .72%       .96%      1.07%         .59%
Expenses to average net assets*            .64%         .60%       .72%      1.11%      1.22%         .64%
Net investment income to average net
  assets                                   .81%        1.32%      6.43%      4.85%      5.85%        4.96%
Net investment income to average net
  assets*                                  .81%        1.32%      6.43%      4.70%      5.70%        4.91%
Portfolio turnover                       45.07%       14.94%     70.63%     39.49%     26.58%          --
Average commission rate paid**          4.6222c      5.8506c        --         --         --           --
Net assets at end of period (000's)   $818,124   $1,448,422   $124,404   $256,486    $41,328     $820,657

*  Ratios calculated as if no expense were waived.

** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

  The information in the Financial Highlights has been audited by KPMG Peat Marwick LLP, independent auditors whose report thereon together with the financial statements are incorporated by reference in the Statement of Additional Information from the Annual Report. The Statement of Additional Information and the Annual Report for the Funds which contain further information about the Funds' performance including Managements Discussion of Fund Performance may be obtained free of charge by calling 1 (800) 848-0920.

  7) The "Performance" section on pages 7-8 is hereby deleted in its entirety.

  8) The information beginning with "Calendar Year Total Returns" through "Top 10 Holdings" with respect to each Fund on pages 9-14 is hereby deleted in its entirety.

  9) The following is added as a separate paragraph under the section entitled "RETIREMENT PLANS" under INVESTOR SERVICES on page 23 of the Prospectus:

          Beginning January 1, 1998, Shares of the Funds may be purchased for Roth IRAs and for Education IRAs. For more information, please call NAS at 1(800) 848-0920.

  10) The paragraph under the heading "EXPENSES" on page 24 of the Prospectus is deleted in its entirety and is replaced with the following:

          For the fiscal year ended October 31, 1997, the ratio of operating expenses to average net assets was .64% for the Growth Fund, .60% of Nationwide Fund, .72% for the Bond Fund, .96% for the Tax-Free Income Fund, 1.07% for the U.S. Government Income Fund and .59% for the Money Market Fund. The Growth, Nationwide, Bond and Money Market Funds will not bear expenses in excess of 1% of average daily net assets. Such limitations did not affect any of those Funds during the year ended October 31, 1997.

  11) On page 25 of the Prospectus under the section entitled "DISTRIBUTIONS AND TAXES FEDERAL TAXES", the fourth paragraph is hereby deleted in its entirety and is replaced by the following:

          The Taxpayer Relief Act of 1997 has substantially changed the manner in which the income tax on net long-term capital gains is computed for individuals. For corporations, net long-term capital gains are taxed at the same rates as ordinary income. The following is a summary of the new rules for the taxation of net long-term capital gains, which are applicable to individuals but not corporations, for sales and exchanges after May 6, 1997.

          For investments held for more than 18 months (12 months if the investment was sold after May 6 and before July 29, 1997), the top net long-term capital gain rate is 20%. For taxpayers who are in the 15% regular tax bracket for 1997, the top long-term capital gain rate is 10%.

          Commencing with sales after July 28, 1997, gain from assets that are held for more than 12 months but not more than 18 months is treated as mid-term gain. The top rate for mid-term gains is 28%.

          If the investor's regular tax rate is lower than the top long-term capital gain rate, the tax is computed using the regular tax rates.

  12) The "TAX ADVANTAGES OF THE TAX-FREE INCOME FUND" section on pages 26-27 is hereby deleted in its entirety.

  13) The information pertaining to LEGAL COUNSEL on page 30 of the Prospectus should read "Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215.

  14) This supplement supersedes in their entirety the prospectus Supplements dated November 28, 1997, December 8, 1997 and December 23, 1997.

                    THIS SUPPLEMENT SHOULD BE RETAINED WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.

HS-409-10

PART B:

              STATEMENT OF ADDITIONAL INFORMATION FEBRUARY 27, 1998

NATIONWIDE INVESTING FOUNDATION
NATIONWIDE MONEY MARKET FUND
NATIONWIDE BOND FUND
NATIONWIDE FUND
NATIONWIDE GROWTH FUND


     This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectus and should be read in conjunction with the Funds' prospectus dated February 28, 1997 as supplemented on February 27, 1998. The prospectus may be obtained from Nationwide Advisory Services, Inc. (NAS), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

TABLE OF CONTENTS

General Information and History                                  1
Investment Objectives and Policies                               1
Investment Restrictions                                          5
Investment Manager and Other Services                            7
Trustees and Officers of the Trust                               8
Major Shareholders                                              10
Brokerage Allocation                                            10
Purchases, Redemptions, Pricing of Shares                       11
Calculating Money Market Fund Yield                             13
Calculating Yield and Total Return--
  Non-Money Market Funds                                        13

Additional Information                                          14
Tax Status                                                      15
Special Meeting                                                 16
Financial Statements                                            16
Appendix                                                        17


GENERAL INFORMATION AND HISTORY

Nationwide Investing Foundation (NIF) is a diversified, open-end investment management company, created under the laws of Michigan by a Declaration of Trust dated May 5, 1933. The name of the Trust was changed from Mutual Investing Foundation on November 1, 1982.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies discussed on pages 9 through 14 of the prospectus. The investment policy and types of permitted investments described here may be changed without prior approval by, or notice to, the shareholders. There is no guarantee that the Funds' objectives will be realized.

         THE NATIONWIDE FUND maintains a policy of retaining maximum flexibility in the management of its common stock portfolio. The Fund's management is limited only by the restrictions itemized under "Investment Restrictions" on page 5 of this Statement of Additional Information.

         For the past ten years, the Nationwide Fund has invested predominately in the common stocks of companies with larger capitalization. Market timing decisions have been avoided, and although not restricted to this, the portfolio has generally remained essentially fully invested. Stock selection traditionally has been based on a long-term (3-5 years) time horizon using a bottom-up, fundamental approach rather than economic forecasting. Certain key factors have been considered in the selection of stocks including: the degree of pricing flexibility a company has as a result of its competitive position within its industry; familiar valuation methods such as price/book and price/earnings valuation ratios; and whether a company has a shareholder-oriented management.

         While it is generally intended to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, or other restrictions, with the exception of those listed in "Investment Restrictions" in this Statement of Additional Information.

         THE NATIONWIDE GROWTH FUND seeks to benefit from both the underlying economic growth of the companies it invests in plus improvement in the valuation of the stock. The Fund's management is limited only by the restrictions itemized under "Investment Restrictions" on page 5 of this Statement of Additional Information.

         The Growth Fund invests primarily in stocks of companies management believes possess inherent competitive business advantages that will, over a long-term horizon (2-10 years), produce superior earnings growth and increases in price valuation. It further concentrates on buying stocks that fit these criteria only when the purchase valuation is substantially below the perceived future valuation, and holding investment funds in cash when such opportunities are not perceived to be present. Investment decisions are made solely on the long-term fundamental merits of each individual stock, considered as such, without regard to market timing. While management intends to adhere to these strategies for the foreseeable future, it is not restricted to them.

         It is generally intended to invest in common stocks or in issues convertible to common stock; however, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, or other restrictions, with the exception of those listed in "Investment Restrictions" in this Statement of Additional Information.

         THE NATIONWIDE BOND FUND seeks to achieve its objective by investing in a diversified portfolio of high quality debt securities and may invest without restriction in the following types of investments:

- Marketable corporate debt securities issued by U.S. and Canadian corporations (payable in U.S. dollars) rated at the time of purchase within the highest grades assigned by Standard & Poor's Corporation (AAA, AA, or A) or Moody's Investors Service, Inc. (Aaa, Aa, or A).

- Obligations (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or any instrumentality or political subdivision thereof.

- Commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc., or A-1 or A-2 by Standard & Poor's Corporation.

- Mortgage pass-through securities issued or guaranteed by United States government agencies or by banks and savings associations with assets in excess of $500 million and rated Aa or AA, or better, by Moody's Investors Services, Inc., or Standard and Poor's Corporation.

- Non-marketable securities, judged by the Investment Manager to be of quality similar to that required for public issues, may be acquired with up to 5% of the assets, provided that the aggregate of non-marketable debt, mortgage pass-through obligations and public debt rated Baa or Bbb will not exceed 30% of assets.

- Cash and cash equivalents.

         THE NATIONWIDE MONEY MARKET FUND is designed to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity through investments in a portfolio of money market instruments with a remaining maturity of 397 days or less. The Fund seeks to achieve its objective by investing in instruments receiving a rating in one of the two highest categories by the following six Nationally Recognized Statistical Rating Organizations (NRSROs): Duff and Phelps, Inc. (D&P); Fitch/IBCA Information Services, Inc. (Fitch/IBCA); Moody's Investors Service, Inc. (Moody's); Standard & Poors Corp. (S&P); and Thomson Bank Watch (Thomson).*

         The types of instruments in which the Fund may invest include but are not limited to:

- Obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities, U.S. dollar denominations of foreign governments or any federally chartered corporation.

- Repurchase Agreements may be made by the Fund in respect to any of the securities described above. The agreement is to purchase obligations, which the Fund is qualified to purchase, and at the same time the Fund resells it to the vendor and is obligated to redeliver the security to the vendor on an agreed date in the future and at an agreed price. The resale price is in excess of the purchase price and unrelated to the rate on the purchased security. These transactions afford the Fund an opportunity to earn, at no market risk, a return on cash which is only temporarily available. Certain potential risks associated with investment in repurchase agreements are twofold: 1) in the event of default of an issuer and a decrease in the value of the underlying securities below the repurchase price, the Fund could suffer a loss; and 2) in the event of an issuer's bankruptcy, a Fund's ability to dispose of underlying securities could be delayed.

- Obligations of banks which, at the date of investment, are rated A2 or better by Fitch/IBCA and TBW1 by Thomson, and have total assets in excess of $500 million, and the obligations of the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Obligations of savings and loan associations (including certificates of deposit and bankers' acceptances) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $500 million; and obligations of other banks or savings and loan associations if such obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10% of the Fund's total assets shall by invested in such insured obligations.

- Taxable or partly taxable obligations issued by state, county, or municipal governments.

*See Appendix, page 39

- Commercial paper which at the date of investment is rated Duff 1 or Duff 2 by D&P, F-1 or F-2 by Fitch/IBCA, P-1 or P-2 by Moody's, or A-1 or A-2 by S&P; or if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by D&P, AA or better Fitch, Aa or better by Moody's, or AA or better by S&P.


- The Fund may also invest up to 5% of its total assets in commercial paper which at the date of investment is rated F-2 by Fitch/IBCA, Duff 2 by D&P, P-2 by Moody's, or A-2 by S&P. However, the Fund is limited as to the amount it may invest in the commercial paper of a single issuer to the greater of 1% of the Fund's total assets or $1 million.

- Short-term corporate obligations which, at the date of investment, are rated AA or better by D&P, AA or better by Fitch/IBCA, Aa or better by Moody's, or AA or better by S&P.

- Bank loan participation agreements representing corporations and banks having a short-term rating, at the date of investment, of F-1 or F-2 by Fitch/IBCA, Duff 1 or Duff 2 by D&P, P-1 or P-2 by Moody's, or A-1 or A-2 by S&P, under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to the creditworthiness of the borrower.

- All the assets of the Money Market Fund will be invested in obligations with stated remaining maturities of 397 days or less and which generally will be held to maturity. The Fund will, to the extent feasible, make portfolio investment primarily in anticipation of or in response to, changing business, economic and financial conditions. The Fund will attempt to maximize the return on its investments through careful analysis of a wide range of investments available and the different yield relationships existing among various sectors of the market. The dollar weighted average maturity of the Money Market Fund's investment may not exceed 90 days. There can, however, be no assurance that the Fund's investment objective will be achieved.

- The Money Market Fund may invest in securities of foreign corporate and government issuers and in the securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars) in U.S. dollar denominations which at the date of investment are rated A1 or A2 by Fitch/IBCA or TBW1 by Thomson. Because of this, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include: future political and economic developments; the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio; possible seizure or nationalization of foreign deposits; the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the portfolio.

INVESTMENT RESTRICTIONS

The investment restrictions of each Fund cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed.

         THE NATIONWIDE FUND, THE NATIONWIDE GROWTH FUND AND THE NATIONWIDE BOND FUND WILL NOT:

1. Concentrate their investment in any one industry (never more than 25%), but will endeavor to maintain wide industry diversification. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for this purpose.

2. Invest for the purpose of making short-term trading profits or for the purpose of exercising control of management or deal with the Trustees in the purchase and sale of securities.

3. Make "short" sales or borrow money; lend money or securities to any person; pledge, mortgage or hypothecate assets for any purposes; deal in real estate, commodities or commodity contracts; nor invest in repurchase agreements exceeding 7 days duration with more than 10% of a Fund's assets.

4. Act as an underwriter except to the extent that in conjunction with the disposition of portfolio securities, the Funds may be deemed an underwriter under certain federal securities laws.

5. Purchase securities of any one issuer if immediately thereafter a Fund would have more than 5% of its assets, taken at value, invested in that issuer, or own more than 10% of any class of voting or non-voting securities of any issuer (except obligations issued or guaranteed by the United States).

6. Invest in puts, calls, straddles, spreads, or any combination thereof, or in oil, gas or other mineral leases, rights or royalty contracts.

7. Invest in securities, the disposition of which is restricted under federal securities laws and which may not be publicly sold without registration under the Securities Act of 1933, if as a result, more than 5% of the net assets of a Fund would be invested in such securities.

8. Invest more than 5% of a Fund's assets in companies which have a record of less than three years continuous operation, including their predecessors, or in securities for which market quotations are not readily available.

9. Invest in the securities of any other investment company, as defined in the Investment Company Act of 1940, or retain the securities of any issuer if the combined holdings of all Trustees or officers of the Trust and all directors and officers of the Investment Manager, who owns more than 1/2 of 1% of the securities of such issuer, total more than 5% of the securities of such issuer.

10. Borrow money, except under the following circumstances:

         a) A Fund may borrow an amount not in excess of 33 1/3% of the value of the Fund's total assets (calculated when the loan is made) from banks for temporary purposes to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur. This borrowing provision is not intended for investment purposes, nor will the Funds purchase portfolio securities during periods of borrowings outstanding;

         b) A Fund may borrow an amount equal to no more than 5% of the value of each Fund's total assets (calculated when the loan is made) for temporary, emergency purposes, or for the clearance of transactions, to provide the Investment Manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management. This borrowing provision will not be used to leverage the Funds or to borrow for extended periods of time.

THE NATIONWIDE MONEY MARKET FUND MAY NOT:

1. Purchase securities of any one issuer if immediately thereafter the Fund would have more than 5% of its assets, taken at value, invested in that issuer (except obligations issued or guaranteed by the United States); however, the Fund may invest up to 10% of its assets, taken at value, in First Tier Securities, as defined in the Investment Company Act of 1940, as amended, of a single issuer for a period of up to three business days after the purchase thereof, provided the Fund may not make more than one such investment at any one time.

2. Invest more than 25% of the Fund's total assets in the securities of issuers in the same industry. Captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer sales finance and other finance are considered separate industries for purposes of this restriction. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction. Obligations of the United States Government, its agencies and instrumentalities, and obligations issued by state, county or municipal governments are not subject to this 25% limitation on industry concentration. The Fund may, if deemed advisable, invest more than 25% of its assets in the obligations of commercial banks.

3. Enter into any repurchase agreement if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days.

4. Make loans to others except for the purchase of the debt securities listed above or the entering into repurchase agreement listed above.


5. Borrow money, except under the following circumstances:

         a) The Fund may borrow an amount not in excess of 33 1/3% of the value of the Fund's total assets (calculated when the loan is made) from banks for temporary purposes to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur. This borrowing provision is not intended for investment purposes, nor will the Fund purchase portfolio securities during periods of borrowings outstanding;

         b) The Fund may borrow an amount equal to no more than 5% of the value of the Fund's total assets (calculated when the loan is made) for temporary, emergency purposes, or for the clearance of transactions, to provide the Investment Manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management. This borrowing provision will not be used to leverage the Fund or to borrow for extended periods of time.

6. Pledge more than 10% of its assets and then only to secure temporary borrowings from banks.

7. Sell securities short.

8. Invest in puts, calls, straddles, spreads or any combination thereof.

9. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate, or commodities.

10. Engage in the underwriting of securities issued by others.

INVESTMENT MANAGER AND OTHER SERVICES

Under the terms of the Investment Management Agreement, Nationwide Advisory Services, Inc., (NAS) manages the investment of the assets of the Funds in accordance with the policies and procedures established by the Trustees. In addition, NAS, subject to the supervision of the Trustees, administers and manages the affairs of the Trust and furnishes office facilities, equipment and personnel to the Funds. The Agreement also provides that NAS shall reimburse the Trust for the compensation of the Trustees who are "interested persons" of NAS.

         All Nationwide Funds pay the Investment Manager fees based on average daily net assets of each Fund at the rate of one-half of one percent per annum.

         Investment management fees will not be paid in full if such payment would result in total expenses of any Fund exceeding one percent of the average daily net assets of any Fund for any fiscal year (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions).

The Funds also pay the custodial, transfer agent, accounting, brokerage and legal fees, taxes, printing costs and the fees of the Trustees who are not "interested persons" of NAS.

         During the fiscal years ended October 31, 1997, 1996, and 1995, the Investment Manager received fees of $3,750,559, $3,212,196, and $2,542,155 for the Nationwide Growth Fund; $5,938,011, $4,425,921, and $3,658,939 for the
Nationwide Fund; $629,068, $663,545, and $635,757 for the Nationwide Bond Fund, and $3,891,866, $2,952,726, and $2,739,499 for the Nationwide Money Market Fund. During the fiscal year ended October 31, 1997, 1996 and 1995 the Money Market Fund waived .05% of the Investment Manager fee totalling $389,150, $328,076 and $273,950, respectively. Neither the Investment Manager nor any company affiliated with it receives any brokerage commissions from the Funds.

         NAS continuously offers shares to the public. The distribution contract provides that NAS will sell Fund shares only as an agent for the Funds, receiving as commission the excess of the offering price over the net asset value of the shares sold. During the fiscal years ended October 31, 1997, 1996, and 1995, NAS received commissions on the sale of shares as follows: Nationwide Growth Fund $873,750, $1,029,727, and $609,266, respectively; Nationwide Fund $2,037,896, $1,089,371, and $520,812, respectively; and Nationwide Bond Fund $123,036, $202,206, and $131,140, respectively. From such commissions, during the years ended October 31, 1997, 1996 and 1995 NAS paid to its own representatives $1,699,148, $1,273,701, and $635,131, respectively. NAS pays other expenses in connection with the distribution of the shares of the Funds.

         NAS receives an annual fee of $48,000 from the trust for accounting services including daily valuation of the Funds' shares, preparation of financial statements, taxes and regulatory reports. NAS also serves as investment adviser to Nationwide Separate Account Trust, Nationwide Investing Foundation II, Nationwide Investing Foundation III, Nationwide Asset Allocation Trust, and Financial Horizons Investment Trust.

NAS, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise.

TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years and their affiliations are:

JOHN C. BRYANT, Trustee, Age 61
44 Faculty Place, Wilmington, Ohio
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative.
He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 57
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 63
169 East Beck Street, Columbus, Ohio
Ms. Doody is  President of Lindey's Restaurant, Columbus, Ohio.
She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 70
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is Vice President & Secretary Emeritus of The Ohio State University. He was formerly a partner in the law firm of Jones, Day, Reavis & Pogue in Columbus, Ohio. He was formerly the U.S. District Court Judge, Southern District of Ohio.

CHARLES L. FUELLGRAF, JR., Trustee*+, Age 66
600 South Washington Street, Butler, Pennsylvania
Mr. Fuellgraf is Chief Executive Officer of Fuellgraf Electric Company, an electrical construction and engineering company. He is a Director of the Nationwide Insurance Companies and associated companies.

THOMAS J. KERR, IV, Trustee*, Age 64
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 42
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 60
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 63
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

HAROLD W.WEIHL, Trustee+, Age 65
14282 King Road, Bowling Green, Ohio
Mr. Weihl is a owner and operator of Weihl Farms. He is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 49
11495 Sunset Hills Rd - Suite#210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Group.

JAMES F. LAIRD, JR., Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President-General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

CHRISTOPHER A. CRAY, Assistant Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Cray is Treasurer of Nationwide Advisory Services, Inc., the Distributor and Investment Manager. Prior to that he was Director-Corporate Accounting of Nationwide Insurance Enterprises.


+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. Mr. Fuellgraf is the Alternate Member. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Code of Regulations. All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation to the Trustees from the Trust and from all funds in the Nationwide Fund Complex during the fiscal year ended October 31, 1997. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE


                                                               PENSION
                                                             RETIREMENT         ESTIMATED
                                          AGGREGATE           BENEFITS           ANNUAL            TOTAL
                                        COMPENSATION         ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                             FROM            PART OF FUND          UPON         FROM THE FUND
POSITION                                  THE TRUST            EXPENSES        RETIREMENT         COMPLEX**
John C. Bryant, Trustee                     $10,000             --0--              --0--          $16,000
C. Brent DeVore,  Trustee                    10,000             --0--              --0--           10,000
Sue A. Doody, Trustee                        10,000             --0--              --0--           10,000
Robert M Duncan,  Trustee                    10,000             --0--              --0--           16,000
Charles L. Fuellgraf, Jr, Trustee            10,000             --0--              --0--           15,000
Thomas J. Kerr, IV,  Trustee                 10,000             --0--              --0--           16,000
Douglas F. Kridler, Trustee                  10,000             --0--              --0--           10,000

Dimon R. McFerson,  Trustee                   --0--             --0--              --0--           --0--

Nancy C. Thomas,  Trustee                    10,000             --0--              --0--           10,000
Harold W. Weihl,  Trustee                    10,000             --0--              --0--           10,000
David C. Wetmore, Trustee                    10,000             --0--              --0--           10,000


**The Fund Complex includes six separate business trusts comprised of thirty-one investment company portfolios.

MAJOR SHAREHOLDERS

         As of January 31, 1998, separate accounts of Nationwide Life Insurance Company had shared voting and investment power over 17,578,148 shares of Nationwide Growth Fund (31.0%), 15,253,730 shares of Nationwide Fund (25.7%), 2,580,197 shares of Nationwide Bond Fund (19.1%) and 513,723,973 shares of Nationwide Money Market Fund (59.2%).

BROKERAGE ALLOCATION

ALLOCATION OF PORTFOLIO BROKERAGE--During the fiscal years ended October 31, 1997, 1996, and 1995, brokerage commissions paid by the Nationwide Growth Fund totalled $742,579, $376,916, and $290,230; and, by the Nationwide Fund totalled $664,395, $436,679, and $310,027, respectively. During the fiscal years ended October 31, 1997, 1996, and 1995, the Nationwide Bond Fund and Nationwide Money Market Fund paid no brokerage commissions. There is no commitment to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Funds are placed where, in the judgment of the Investment Manager, the best executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Nationwide Funds. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. The Funds and the Investment Manager believe that these services and information, which in many cases would be otherwise unavailable to the Investment Manager, are of significant value to the Investment Manager, but it is not possible to place an exact dollar value thereon. The Investment Manager does not believe that the receipt of such services and information tends to reduce materially the

Investment Manager's expense.

During the fiscal years ended October 31, 1997, 1996, and 1995, brokerage commissions paid to firms rendering statistical services amounted to $742,579 $376,916, and $290,230, respectively, for the Nationwide Growth Fund; and $664,395, $436,679, and $310,027, respectively, for the Nationwide Fund. No formula, method or criteria other than as stated above was used in the allocation of orders among any such firms. In the case of securities traded in the over-the-counter market, the Funds normally deal with the market makers for such securities unless better prices can be obtained through brokers.

PURCHASE, REDEMPTIONS, PRICING OF SHARES

CALCULATION OF NET ASSET VALUE AND OFFERING PRICE--Calculations of net asset values per share of each Fund are made once daily by NAS, as agent appointed by the Trustees, as of the close of the New York Stock Exchange (usually 4 P.M. Eastern Time) on days when the exchange is open and on such other days as the Board of Trustees determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Funds will not compute the net asset value on customary business holidays including Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

         The offering price for orders placed before the close of the New York Stock Exchange, on each day the exchange is open for trading, will be based upon calculation of the net asset value as of the close of the New York Stock Exchange (usually 4 P.M. Eastern Time). For orders placed after the close of the exchange or on a day on which the exchange is not open for trading, the offering price is based upon net asset value as of the close of the exchange (usually 4 P.M. Eastern Time) on the next day thereafter on which the exchange is open for trading. The net asset value of a share of Nationwide Fund, Nationwide Growth Fund and Nationwide Bond Fund on which offering and redemption prices are based is the net asset value of a Fund, divided by the number of shares outstanding, the result being adjusted to the nearest cent. The net asset value of each Fund is determined by subtracting from the market value of the assets, which are chiefly composed of investment securities, the liabilities of the Fund. Securities of the Funds listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, or if the securities are traded only in the over-the-counter market, at the quoted bid prices. Securities and other assets, for which such market prices are unavailable, are valued at fair value as determined by the Trustees.

         All sales of shares to the public are made at the public offering price, except the following sales made at net asset value: (i) shares sold through institutional sales to other registered investment companies affiliated with Nationwide Advisory Services, Inc., (ii) shares issued on transfer of investments from the Nationwide Growth Fund, Nationwide Fund or Bond Fund to another fund in the Nationwide Family of Funds (see "Exchange Privilege"), and
(iii) sales which may be made (a) to any pension, profit-sharing or other employee benefit plan for the employees of NAS, any of its affiliated companies or investment advisory clients and their affiliates, (b) to Trustees and retired Trustees of NIF and NIF II; directors, officers, full-time employees employed for not less than 90 days, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives, and immediate relatives of deceased employees (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren) of any of the Nationwide Group of Insurance Companies or their affiliates, or any investment advisory clients of the Funds' advisor and their affiliates, (c) to directors, officers and full-time employees, their spouses, children or immediate relatives, and immediate relatives of deceased employees (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren) of any Sponsor Group which may be affiliated with the Nationwide Group of Insurance Companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative, (d) any endowment or pension, profit sharing, or deferred compensation plan which is qualified under Section 401(a) of the Internal Revenue Code of 1986 as amended, dealing directly with the Distributor with no sales representative involved, at net asset value upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust, (e) any life insurance company separate account registered as a unit investment trust, and (f) any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees.

MONEY MARKET FUND

         The Nationwide Money Market Fund's net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

         The value of portfolio securities is determined on the basis of the amortized cost valuation in accordance with Rule 2a-7 of the Investment Company Act of 1940. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by a Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.

         The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include a revaluation of all or an appropriate portion of the Money Market Fund's assets based upon current market factors.

         The Trustees, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to the Fund's Investment Manager, have undertaken as a particular responsibility within their overall duty of care owed to the Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Fund's net asset value per share, rounded to the nearest one cent, will not deviate from $1.

         Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

CALCULATING MONEY MARKET FUND YIELD

Current yield quotations of the Fund are based on a seven calendar day historical yield, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period to obtain a base period return and multiplying the base period return by (365/7). The resulting yield figure is carried to at least the nearest hundredth of one percent. For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. As of October 31, 1997, the Fund's seven-day current yield was 5.00%. The Fund's effective yield represents a compounding on an annualized basis of the current yield quotations of the Fund, and for the period ended October 31,1997 was 5.15%.

         The Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses.

         Although the Fund determines its yield on the basis of a seven calendar day period, it may use a different time span on occasion. The yield quotes may reflect the expense limitation described under "Investment Manager and Other Services."

         There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN--NON-MONEY MARKET FUNDS

The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act of 1933. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

The uniformly calculated average annual (compound) total returns for the periods ended October 31, 1997 are shown on the next page.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1997
                         (REFLECT MAXIMUM SALES CHARGES)

                               NATIONWIDE          NATIONWIDE           NATIONWIDE
                               GROWTH FUND            FUND               BOND FUND
1 year                               26.17%            33.87%                3.46%
5 years                              16.07%            17.51%                6.04%
10 years                             14.74%            16.48%                8.32%

NONSTANDARD RETURNS

The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined on page 21 of the Prospectus; therefore, returns increase as sales charge decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

The Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Bond Fund yield for the 30-day period ended October 31, 1997 was 5.56%.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES--The assets of each class of shares are segregated and a shareholder has an interest in only the assets of the class in which he owns shares. Shares of a particular class are equal in all respects to the other shares of that class and in the event of liquidation of a Fund will share pro rata in the distribution of the net assets of such Fund. All shares are of $1 par value and fully paid, nonassessable, transferable and redeemable. There are no pre-emptive rights.

VOTING RIGHTS--Shareholders of each class of shares have one vote for each share held. Voting rights cover the Investment Management Agreement, Distribution Agreement, election or removal of Trustees, termination of the Trust, sale of assets as a whole, change of investment restrictions, and other business matters. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular class affected by the proposal. When a majority is required it means the lesser of (1) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. Shareholders do not, in all cases, have voting rights with respect to amendments to the Trust Indenture but will receive notice of material amendments.

NON-CUMULATIVE VOTING--More than fifty percent of the shares voting for election of trustees can elect all of the Trustees. Since the voting rights are non-cumulative, the remaining less than 50% of the shares voting will not be able to elect any of the Trustees.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT--Nationwide Investors Services, Inc. (NIS) is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NIS, a wholly-owned subsidiary of Nationwide Advisory Services, Inc. received fees for transfer agent services during the fiscal year ended October 31, 1997, 1996 and 1995 of $729,500, $683,043, and $609,836 from the Nationwide
Growth Fund, $788,500, $698,913, and $670,255 from the Nationwide Fund, $149,300, $161,300, and $166,048 from the Nationwide Bond Fund and $663,006,
$653,631, and $638,256 from the Nationwide Money Market Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

CUSTODIAN--The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, is Custodian of the securities and cash of all Nationwide Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policymaking functions of the Funds.

INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS--Substantially all of the net investment income, if any, of each Fund will be paid to its shareholders as dividends in March, June, September and December by the Nationwide Fund and the Nationwide Growth Fund and at each month end by the Nationwide Bond Fund and the Nationwide Money Market Fund.

In those years in which sales of a Fund's portfolio securities result in net realized capital gains, the Fund will distribute such gains to its shareholders with the December dividend.

LETTER OF INTENT--An amended Letter of Intent retaining the same expiration date may be filed for an increased amount to obtain further reduction of sales charges, provided at least $5,000 additional investment is submitted. The value of shares already held may be applied toward this minimum but at least $5,000 investment must be submitted with any new or amended Letter of Intent. The difference in sales charge resulting from an amended Letter of Intent, or from a final aggregate total that qualifies for a further reduction than actually signed for, will be used to purchase additional shares at the net asset price and added to your account. Dividends and capital gains reinvested during the 13-month Letter of Intent period are not counted toward the intended investment.

TAX STATUS

FEDERAL TAXES--Each of the Funds intends to qualify for treatment under subchapter M of the Internal Revenue Code (the "Code") and, therefore, must distribute substantially all of its net investment income and capital gains to shareholders annually. In general, if the Funds distribute all of their net investment income, they are not required to pay any federal income taxes. In addition to federal income tax, if the Funds fail to distribute the required portion of such investment income or capital gains in any year, they will be subject to a non-deductible 4% excise tax on the amount which they have failed to distribute. The Funds intend to make distributions in a sufficient amount to avoid the imposition of this excise tax.

Dividends paid by each of the Funds are taxable to the shareholder for federal income tax purposes. For corporate shareholders, the appropriate portion of each year's distribution is eligible for the corporate dividend received deduction.


Shareholders not subject to tax on their income will not have to pay tax on amounts distributed to them.

The Funds will annually report to each shareholder that shareholder's portion of the net income and capital gain of each Fund, for inclusion in the shareholder's income.

Individual and corporate shareholders may be subject to the Alternative Minimum Tax ("AMT") if their Alternative Minimum Taxable Income ("AMTI") exceeds the exemption amounts set forth in Section 55 of the Code. The AMT, at rates as high as 28% for individuals and 20% for corporations, is reduced by the regular tax due for the year. AMTI is the taxpayer's taxable income for the year for regular tax purposes, increased by the tax preferences described in Section 57 of the Code and adjusted as described in Section 56 of the Code. Preferences include interest from Specified Private Activity Bonds, as defined in Section 57 (a) (5)
(C) of the Code. Bonds of this type may be held by one or more of the Funds from time to time.

A shareholder may be subject to federal backup withholding at a rate of 31% of each distribution if the shareholder fails to certify that the taxpayer identification number given is correct and that the shareholder is not subject to such withholding because of underreporting of income (or if the Internal Revenue Service gives notice that such certifications are not accurate).

STATE AND LOCAL TAXES--Distributions to shareholders of the Funds may be subject to state and local taxes, even if not subject to federal income taxes. These laws vary, and you are advised to consult a tax adviser regarding such taxes.

SPECIAL MEETING

The Amended Trust Indenture provides for a Special Meeting of Shareholders which may be called by the Trustees or shareholders for the purpose of taking action on any matter requiring the vote of shareholders as provided for in the Amended Trust Indenture.


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
FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 1997 are incorporated herein by reference to the Trust's Annual Report. Copies of the Annual Report are available without charge upon request by writing to the Trust or by calling 1-800-848-0920.

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